SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                          Date of Report: July 3, 1997
                        (Date of earliest event reported)


                         *******************************


                          MEDIZONE INTERNATIONAL, INC.

             (Exact name of Registrant as specified in its charter)




   Nevada                       2-93277-D                          87-0412648
   State of                     Commission                         IRS Taxpayer
   Incorporation                Registration No.                   I.D. Number




            21 Cummings Park, Suite 274, Woburn, Massachusetts 01801
                     Address of Principal executive offices


                  Registrant's telephone number: (617) 908-6366

Item 6.   Resignation of Directors

          By letter dated July 3, 1997, Joseph S. Latino resigned as a Director of Medizone International, Inc. (the "Registrant"), which resignation the Registrant determined to accept as of that date.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, one of its officers thereunto duly authorized.


Dated:  New York, NY
        July 7, 1997

                                             MEDIZONE INTERNATIONAL, INC.



                                             By: s/Kenneth Gropper
                                                -----------------------------
                                                   Kenneth Gropper
                                                   Chief Operating Officer


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